Exhibit 10.70
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of June 13, 2005 by and among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative agent (the “Administrative Agent”) for the Lenders and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as collateral agent (the “Collateral Agent”; and together with the Administrative Agent, the “Agents”) for the Secured Parties and Issuing Bank.
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of October 22, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain loans and other financial accommodations to Borrower; and
     WHEREAS, Borrower has requested that Agents and the Lenders to amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Lenders and the Borrower agree as follows:
     1 Amendments. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this Agreement, each of the parties hereto hereby agree as follows:
     (a) The following defined terms are added to Article I of the Credit Agreement in their proper alphabetical order:
     “Ozark Account(s)” shall mean those certain Account(s) with Ozark Auto Purchasing LLC as the Account Debtor owing to Borrower, any other Borrowing Base Guarantor, or any Subsidiary thereof.
     “First Amendment Effective Date” shall mean June 13, 2005.
     (b) The defined term “Lender Addendum” is hereby amended and restated in its entirety to read as follows:
     “Lender Addendum” shall mean with respect to any Lender on the Original Closing Date, the Closing Date or the First Amendment Effective Date, as the case may be, a lender addendum in the form of Exhibit A-4¸ executed and delivered by such Lender on the Original Closing Date, the Closing Date or the First Amendment Effective Date, as applicable, as provided in Section 11.14.
     (c) The last sentence of the defined term “Revolving Commitment” is hereby amended and restated in its entirety to read as follows:
     “The aggregate amount of the Lenders’ Revolving Commitments on the First Amendment Effective Date is $275.0 million.”
     (d) Section 2.19(a)(xv)(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(b) any Account which is due according to its original terms of sale more than 90 days after its original invoice date, except as may be approved in advance and in writing by Collateral Agent in its discretion, with such limitations as the Collateral Agent may deem appropriate; it being understood and agreed that (I) as of the Closing Date, an AutoZone Account, a Robert Bosch Account, a Ozark Account or an Account of Graybar Electric Company, Inc. or State Electric Supply Co., Inc. which is due according to its original terms of sale more than 90 days after its original invoice date shall not be deemed in default by reason of this clause (b) or by reason of clause (a) above, as long as such Account is not more than 30 days past due according to its original terms of sale and does not remain unpaid for more than 150 days after its original invoice date; (II) to the extent AutoZone, Inc., Robert Bosch Corporation, or Ozark Auto Purchasing LLC is an Investment Grade Account Debtor, an AutoZone Account, Robert Bosch Account, or Ozark Account which is due according to its original terms of sale more than 90 days after its original invoice date shall not be deemed in default by reason of this clause (b) or by reason of clause (a) above, as long as such Account is not more than 30 days past due according to its original terms of sale and does not remain unpaid for more than 180 days after its original invoice date, and (III) (A) if the aggregate Available Amounts of all AutoZone Accounts that are Eligible Accounts shall at any time exceed 25% of the aggregate Available Amounts of all Eligible Accounts which are included in the Borrowing Base, then the Collateral Agent may establish a Reserve in the exercise of its reasonable credit judgment in an amount equal to the excess of the aggregate Available Amounts of such AutoZone Accounts over 25% of the aggregate Available Amounts of all Eligible Accounts, (B) if the aggregate Available Amounts of all Robert Bosch Accounts that are Eligible Accounts shall at any time exceed 7% of the aggregate Available Amounts of all Eligible Accounts which are included in the Borrowing Base, then the Collateral Agent may establish a Reserve in the exercise of its reasonable credit judgment in an amount equal to the excess of the aggregate Available Amounts of such Robert Bosch Accounts over 7% of the aggregate Available Amounts of all Eligible Accounts, and (C) if the aggregate Available Amounts of all Ozark Accounts that are Eligible Accounts shall at any time exceed 3% of the aggregate Available Amounts of all Eligible Accounts which are included in the Borrowing Base, then the Collateral Agent may establish a Reserve in the exercise of its reasonable credit judgment in an amount

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equal to the excess of the aggregate Available Amounts of such Ozark Accounts over 3% of the aggregate Available Amounts of all Eligible Accounts;”
     (e) Section 5.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “SECTION 5.16 Distributions by GCC Spain. On or before June 30, 2006: (a) each of the Loan Parties shall, jointly and severally, cause GCC Spain to make a cash dividend or cash return of equity capital to Holdings in respect of the Equity Interest held by Holdings in GCC Spain and/or to redeem, retire, purchase or otherwise acquire for a consideration, in each case in cash, any such Equity Interest outstanding, in an aggregate amount of not less than $10,000,000, (b) immediately upon receipt of the proceeds of the distributions described in clause (a) above, Holdings shall distribute such proceeds in cash and in an aggregate amount of not less than $10,000,000, whether directly or through sequential downstream of such distributions, to Borrower, (c) immediately upon receipt of the proceeds of the distributions described in clause (b) above, Borrower shall use such proceeds to prepay the Borrowings in an aggregate amount of not less than $10,000,000 and (d) the Administrative Agent and the Collateral Agent shall have received an Officers’ Certificate from Borrower certifying that the Loan Parties have complied with the terms and provisions of this Section 5.16.”
     (f) Clauses (iii) and (iv) of Section 6.01(l) of the Credit Agreement is hereby amended and restated in their entirety to read as follows:
     “(iii) [Intentionally Omitted];
     (iv) of Holdings in respect of Indebtedness for borrowed money of Joint Ventures as long as such Contingent Obligations do not exceed, together with all Investments made in such Joint Ventures under Section 6.04(n), the Dollar Equivalent of $25.0 million in the aggregate at any time; or”
     (g) Section 6.04(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(n) additional Investments after the Original Closing Date in any Joint Venture as long as the aggregate outstanding amount of additional Investments in all Joint Ventures does not exceed with respect to all Joint Ventures, together with all Contingent Obligations issued in respect of such Joint Ventures under Section 6.01(l)(iv) the Dollar Equivalent of $25.0 million in the aggregate; and”
     (h) Section 6.04(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “(o) (i) Loan Parties may capitalize or forgive any Indebtedness owed to it by other Loan Parties (except that Borrower shall not forgive intercompany loans made to any other Loan Party) and (ii) Holdings may capitalize the GCC

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Spain Refinancing Intercompany Debt in an amount not to exceed 10.0 million Euros as long as no Event of Default has occurred and is continuing.”
     (i) Section 11.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “11.14 Lender Addendum. Each Lender a party to the Prior Credit Agreement on the Original Closing Date has delivered to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent. In addition, each Lender to become a party to this Agreement on the Closing Date shall do so by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent. In addition, each Lender that is a party to that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among such Lenders, the Administrative Agent, the Collateral Agent, the Borrower and the other Loan Parties, shall deliver to the Administrative Agent on or prior to the First Amendment Effective Date a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.”
     (j) Schedule 1.01(d), Schedule 1.01(e) and Schedule 3.05(b) to the Credit Agreement are hereby amended and restated in their entirety to read as Schedule 1.01(d), Schedule 1.01(e) and Schedule 3.05(b) respectively to this Agreement.
     2 Amendment to Lender Addendum. Each of the Lender Addenda among the Administrative Agent, the Borrower and the Lenders signatory to this Agreement (other than UBS Loan Finance LLC and Merrill) is hereby amended by increasing such Lender’s Commitment by an amount equal to such Lender’s Pro Rata Percentage (as such Pro Rata Percentage is in existence prior to the date hereof and without taking account of this Agreement) of $35,000,000, which represents the aggregate amount of the increase in Commitments on the date hereof (the “Increased Commitment Amount”), the Lender Addendum among the Administrative Agent, the Borrower and UBS Loan Finance LLC is hereby amended by increasing UBS Loan Finance LLC’s Commitment in an amount equal to 11.458333333% of the Increased Commitment Amount, and the Lender Addendum among the Administrative Agent, the Borrower and Merrill is hereby amended by increasing Merrill’s Commitment by 11.458333333% of the Increased Commitment Amount.
     3 Conditions to Effectiveness. The parties hereto hereby agree that this Agreement shall be effective upon satisfaction of the following conditions precedent:
          (a) This Agreement shall have been executed and delivered by the Administrative Agent, the Collateral Agent, the Required Lenders, all Lenders whose Commitment is increased upon the effectiveness of this Agreement, the Borrower and the other Loan Parties.

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          (b) The Administrative Agent shall have received a completed and executed Lender Addendum from each Lender whose Commitment is increased upon the effectiveness of this Agreement.
          (c) There shall have been delivered to the Administrative Agent and the Collateral Agent such other documents, instruments, agreements, certificates and legal opinions as the Administrative Agent and/or the Collateral Agent shall reasonably request in connection with the transactions contemplated by this Agreement, including all those listed in the Closing Checklist attached hereto as Annex I.
          (d) The Administrative Agent shall have received, for the account of Lenders whose Commitments are increased on the First Amendment Effective Date, an amendment fee in the amount of $43,750 (to be allocated by the Administrative Agent among such Lenders based on the percentage of the Increased Commitment Amount represented by the amount of increase in the Commitment of each such Lender), which fee, once paid, shall be nonrefundable and shall not be creditable against any other fees payable in connection with the Credit Agreement or the other Loan Documents.
          (e) The Administrative Agent and the Collateral Agent shall have received all fees payable pursuant to that certain Fee Letter, dated as of the date hereof, by an among the Administrative Agent, the Collateral Agent and the Borrower.
          (f) The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Agreement, no Event of Default or Default shall exist on the date hereof.
     4 Representations and Warranties.
          (a) The execution, delivery and performance by Borrower of this Agreement has been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of the Borrower and each of the other Loan Parties enforceable against the Borrower and each of the other Loan parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and
          (c) Neither the execution, delivery and performance of this Agreement by the Borrower nor the consummation of the transactions contemplated hereby does or shall result in a breach of, or violate (i) any provision of the Borrower’s or any other Loan Party’s articles of incorporation or bylaws or other similar documents or instruments, (ii) any law or regulation, or any order or decree of any court or government instrumentality, applicable to the Borrower or the other Loan Parties or binding upon any of their properties, or (iii) any indenture, mortgage, deed

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of trust, lease, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which the Borrower or any other Loan Party or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.
     5 Reference to and Effect upon the Credit Agreement.
          (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed, including, without limitation each Guarantor’s guarantee set forth in Article VII of the Credit Agreement.
          (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
          (c) The Borrower acknowledges and agrees that the execution and delivery by the Agents and the Required Lenders of this Agreement shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or any Lender to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of any Agent or any Lender to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement.
          (d) The Borrower affirms and acknowledges that this Agreement constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise specify.
     6 Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrower agrees to reimburse Agents for all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Agreement, including the fees, charges and disbursements of Latham & Watkins, LLP, counsel for the Administrative Agent.
     7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
     8 Loan Document. This Agreement shall be deemed to be a Loan Document.

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     9 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.
     10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

LOAN PARTIES GENERAL CABLE INDUSTRIES, INC., as the Borrower
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENERAL CABLE COMPANY, as a Loan Party, Guarantor and Borrowing Base Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENERAL CABLE CORPORATION, as a Loan Party, Borrowing Base Guarantor and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GK TECHNOLOGIES, INCORPORATED, as a Loan Party, Borrowing Base Guarantor and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GENERAL CABLE INDUSTRIES, LLC, as a Loan Party, Borrowing Base Guarantor and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GENERAL CABLE TECHNOLOGIES CORPORATION, as a Loan Party, Borrowing Base Guarantor and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENERAL CABLE TEXAS OPERATIONS, L.P., as a Loan Party, Borrowing Base Guarantor and Guarantor By: GENERAL CABLE INDUSTRIES, INC., its general partner
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

MARATHON MANUFACTURING HOLDINGS, INC., as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENERAL CABLE OVERSEAS HOLDINGS, INC., as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GENERAL CABLE MANAGEMENT LLC, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

DIVERSIFIED CONTRACTORS, INC., as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

MLTC COMPANY, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

MARATHON STEEL COMPANY, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENCA CORPORATION, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GENERAL CABLE CANADA LTD., as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GENERAL CABLE DE MEXICO DEL NORTE SA DE CV, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

GENERAL CABLE DE LATINOAMERICA, SA DE CV, as a Loan Party and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

NEXTGEN FIBER OPTICS LLC, as a Loan Party, Borrowing Base Guarantor and Guarantor
By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President and General Counsel

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

AGENTS UBS AG, STAMFORD BRANCH, as the Administrative Agent
By:	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as the Collateral Agent and a Lender
By:	/s/ Tamara Roehm
	Name:	Tamara Roehm
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

LENDERS UBS LOAN FINANCE, LLC, as a Lender and as Swingline Lender
By:	s\ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director

By:	s\ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Allied Irish Banks, p.l.c, as a Lender
By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Vice President

By:	/s/ John Farrace
	Name:	John Farrace
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender
By:	/s/ Jeffrey W. Swartz
	Name:	Jeffrey W. Swartz
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

The CIT Group/Business Credit, Inc., as a Lender
By:	/s/ Juan R. Ramirez
	Name:	Juan R. Ramirez
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Fleet Capital Corporation, as a Lender
By:	/s/ Philip B. Fues
	Name:	Philip B. Fues
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

General Electric Capital Corporation, as a Lender
By:	/s/ Dennis W. Cloud
	Name:	Dennis W. Cloud
	Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GMAC Commercial Finance LLC, as a Lender
By:	/s/ Robert J. Brandow
	Name:	Robert J. Brandow
	Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

ING CAPITAL LLC, as a Lender
By:	/s/ Janice M. Whalen
	Name:	Janice M. Whalen
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

LaSalle Business Credit, LLC, as a Lender
By:	/s/ Mitchell Tarvid
	Name:	Mitchell Tarvid
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender
By:	/s/ Anthony Alexander
	Name:	Anthony Alexander
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

PNC BANK, N.A., as a Lender
By:	/s/ James P. Sierakowski
	Name:	James P. Sierakowski
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

RZB Finance LLC, as a Lender
By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Group Vice President

By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

UPS CAPITAL CORPORATION, as a Lender
By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WEBSTER BUSINESS CREDIT CORP., as a Lender
By:	/s/ Joseph A. Ciciola
	Name:	Joseph A. Ciciola
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO FOOTHILL, LLC, as a Lender
By:	/s/ Dennis King
	Name:	Dennis King
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

SCHEDULE 1.01 (D) TO THE CREDIT AGREEMENT
Appraised Net Orderly Liquidation Value of Eligible Equipment and the Appraised Fair
Market Value of Eligible Real Property
Eligible Equipment

		Net Orderly
		Liquidation Value
Location	Address	(OLV) $$Millions
Lawrenceburg, KY	1381 By-Pass North Lawrenceburg, KY 40342	$10.4

Marshall, TX	P.O. Box 430 U.S. Highway 80 Scottsville, TX 75688-0430	5.1

Malvern, AR	P.O. Box 430 Malvern, AR 72104	2.9

Bonham, TX	800 E. Second Street Bonham, TX 75418	6.3

Jackson, TN	19 Bobrick Drive Jackson, TN 38305	5.4

DuQuoin, IL	1453 South Washington DuQuoin, IL 62832	3.3

Lincoln, RI	Three Carol Drive Lincoln, RI 02865	3.7

Franklin, MA	20 Forge Road Franklin, MA 02038	3.6

Eligible Real Property

		Appraised
		Fair Market Value
Location	Address	$$Millions
Altoona, PA	3103 Pleasant Valley Blvd Altoona, PA 16603	$2.9

DuQuoin, IL	1453 South Washington DuQuoin, IL 62832	3.4

Lawrenceburg, KY	1381 By-Pass North Lawrenceburg, KY 40342	3.5

Lincoln, RI	Three Carol Drive Lincoln, RI 02865	3.9

Malvern, AR	P.O. Box 430 Malvern, AR 72104	4.7

Marshall, TX	P.O. Box 430 U.S. Highway 80 Scottsville, TX 75688-0430	5.6

Highland Heights, KY	4 Tesseneer Drive Highland Heights, KY 41076	3.5

SCHEDULE 1.01 (E) TO THE CREDIT AGREEMENT
Business Locations in the United States and Canada of Borrower or any Borrowing Base
Guarantor where Equipment is located
UNITED STATES

Location	Address
Highland Heights	4 Tesseneer Drive Highland Heights, KY 41076

Altoona, PA	3101 Pleasant Valley Blvd Altoona, PA 16603

Bonham, TX	800 E. Second St. Bonham, TX 75418

Chino, CA	13965 Pipeline Ave. Chino, CA 91710

Dayville, CT	300 Lake Road Dayville, CT 06241

DuQuoin, IL	1453 South Washington DuQuoin, IL 62832

Franklin, MA	20 Forge Parkway Franklin, MA 02038

Indianapolis, IN	7950 Rockville Rd. Indianapolis, IN 46214

Jackson, TN	19 Bobrick Dr. Jackson, TN 38305

Lawrenceburg, KY	1381 By-Pass North Lawrenceburg, KY 40342

Lebanon, IN	311 South Enterprise Blvd. Lebanon, IN 46052

Lincoln, RI	Three Carol Dr. Lincoln, RI 02865

Malvern, AR	P.O. Box 430 Malvern, AR 72104

Location	Address
Manchester, NH	345 McGregor St. Manchester, NH 03102

Marion, IN	P.O. Box 188 440 E. 8th St. Marion, IN 46953

Marshall, TX	P.O. Box 430 U.S. Highway 80 Scottsville, TX 75688-0430

Plano, TX	900 Avenue F Plano, TX 75074

South Hadley, MA	75 Canal St. South Hadley, MA 01075

Taunton, MA	37 Cushman St. Taunton, MA 02780

Willimantic, CT	1600 West Main St. Willimantic, CT 06226
CANADA

LaMalbaie, QC	2600 Boul. De Comporte La Malbaie, QC G5A 1N4

Moose Jaw, SK	76 Lancaster Rd. Moose Jaw, SK S6J 1M3

St. Jerome, QC	1111 Boulevard International St. Jerome, QC J7Z 5V9

Toronto, ON	590 Barmac Dr. Weston, ON M9L 2X8

SCHEDULE 3.05(B) TO CREDIT AGREEMENT
REAL PROPERTY
1. United States Properties

Location	Interest Held
Altoona, PA 3101 Pleasant Valley Blvd. Altoona, PA 16603	Fee

Auburn, WA Building 3 2540 B Street NW Auburn, WA 98001	Leasehold

Bonham, TX 800 E. Second St. Bonham, TX 75418	Fee

Chino, CA 13965 Pipeline Ave. Chino, CA 91710	Leasehold

Cumming, GA South Forsyth Executive Office Park 600 Peachtree Parkway, Suite 111 Cumming, GA 30041	Leasehold

Dayville, CT 300 Lake Road Dayville, CT 06241	Leasehold

DuQuoin, IL 1453 South Washington DuQuoin, IL 62832	Fee

Eagle Pass, TX 2317 El Indio Highway Eagle Pass, TX 78852	Leasehold

Franklin, MA 20 Forge Parkway Franklin, MA 02038	Leasehold

Location	Interest Held
Grapevine, TX 4051/4151 State Highway 121 North Grapevine, Texas 76051	Leasehold

Highland Heights, KY 4 Tesseneer Drive Highland Heights, KY 41076	Leasehold

Houston, TX 922 Holmes Road Houston, TX 77045	Fee

Indianapolis, IN 7920 Rockville Road Indianapolis, IN 46214	Leasehold

Indianapolis, IN 7950 Rockville Road Indianapolis, IN 46214	License

Jackson, TN 19 Bobrick Drive Jackson, TN 38305	Fee

Kingman, AZ 4900 E. Industrial Boulevard Kingman, AZ 86401	Fee

Lawrenceburg, KY 1381 By-Pass North Lawrenceburg, KY 40342	Fee

Lebanon, IN 311 South Enterprise Boulevard Lebanon, IN 46052	Leasehold

Lincoln, RI Three Carol Drive Lincoln, RI 02865	Fee

Malvern, AR Highway 270 West Jones Mill, AR 72105	Fee

Location	Interest Held
Manchester, NH 345 McGregor St. Manchester, NH 03102	Fee

Marion, IN 440 East 8th Street Marion, IN 46953	Fee

Marshall, TX (Scottsville) 9975 US Highway 80 Scottsville, TX 75688-0430	Fee

Monticello, IL 1086 S. Market Street Monticello, IL 61856	Leasehold

Muncie, IN 2200 E. Jackson Street Muncie, IN 47303	Fee

New Brunswick, NJ 499 Jersey Avenue New Brunswick, NJ 08901	Fee

Plano, TX 900 Avenue F Plano, TX 75074	Fee

South Hadley, MA 75 Canal Street South Hadley, MA 01075	Fee

Location	Interest Held
Suffern, NY 4 Executive Boulevard, Suffern, NY 10901	Leasehold

Taunton, MA 37 Cushman Street Taunton, MA 02780	Leasehold

Watkinsville, GA 111 Barnett Shoals Road Watkinsville, GA 30677	Fee

Willimantic, CT 1600 West Main St. Willimantic, CT 06226	Fee

2. Canadian Properties

LaMalbaie, QC Canada 2600 Boul. De Comporte La Malbaie, QC G5A 1N4 Canada	Fee

Moose Jaw, SK Canada 76 Lancaster Road Moose Jaw, SK S6J 1M3 Canada	Fee

Montreal, QC Canada 3333 Cote-Vertu Boulevard Suite 715 St. Laurent, QC H4R 2N1 Canada	Leasehold

St. Jerome, QC Canada 1111 Boulevard International St. Jerome, QC J7Z 5V9 Canada	Fee

Toronto, ON Canada 590 Barmac Drive Weston, ON M9L 2X8 Canada	Leasehold
3. Maintenance and Repairs
     None

ANNEX I
To
AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
CLOSING CHECKLIST
PARTIES TO THE TRANSACTION
A.	General Cable Industries, Inc., a Delaware corporation (“Borrower”)

B.	General Cable Corporation, a Delaware corporation (“Holdings”),

GK Technologies, Inc., a New Jersey corporation (“Intermediate Holdings”),
Marathon Manufacturing Holdings, Inc., a Delaware corporation (“Marathon Holdings”),
Diversified Contractors, Inc., a Delaware corporation (“Diversified”),
MLTC Company, a Delaware corporation (“MLTC”),
Marathon Steel Company, an Arizona corporation (“Marathon”),
General Cable Company, a Nova Scotia corporation (“General Cable Canada”),
General Cable Management, LLC, a Delaware limited liability company (“Texas Holdings”),
General Cable Texas Operations L.P., a Delaware limited partnership (“General Cable Texas”),
General Cable Industries, LLC, a Delaware limited liability company (“GC LLC”),
General Cable Technologies Corporation, a Delaware corporation (“General Cable Technologies”),
Genca Corporation, a Delaware corporation (“Genca”),
General Cable Overseas Holdings, Inc., (“Overseas”),
NextGen Fiber Optics LLC (“NextGen”)
General Cable Mexico del Norte SA de CV, a Mexican corporation (“del Norte”),
General Cable de Latinoamerica, SA de CV, a Mexican corporation, (“Latinoamerica”),
General Cable Canada, Ltd., an Ontario corporation (“GCC Ltd.”)
(the above, collectively, the “Guarantors”)

C.	Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. (“Collateral Agent,” or, in its individual capacity, “Merrill”)

D.	UBS AG, Stamford Branch (“Administrative Agent,” or, in its individual capacity, “UBS”)

E.	UBS Loan Finance LLC, as Swingline lender (“Loan Finance”)

COUNSELS
A. Latham & Watkins LLP, US and English counsel to Administrative Agent and Collateral Agent (“L&W”)
B. Blank Rome LLP, counsel to Borrower (“BR”)
C. Osler, Hoskin & Harcourt LLP, Canadian counsel to Borrower (“OHH”)
D. Stikeman Elliott LLP, Canadian counsel to Administrative Agent and Collateral Agent (“SE”)
E. Ritch, Heather y Mueller, S.C. (“RHM”), Mexican counsel to Administrative Agent and Collateral Agent
F. DE Brauw Blackstone Westbroek (“BBW”), Dutch counsel to Administrative Agent and Collateral Agent
G. Ogier & LE Masurier (“O&M”), Jersey counsel to Administrative Agent and Collateral Agent
H. Uria Menendez (“UM”), Spanish counsel to Administrative Agent and Collateral Agent
I. Goncalves Pereira, Castelo Branco & Associados (“GPCB”), Portugal counsel to Administrative Agent and Collateral Agent
J. Kuri Brena, Sanchez Ugarte, Corcuera y Aznar, Mexican counsel to Borrower
K. Landwell — PricewaterhouseCoopers, Spanish counsel to Borrower
L. Barrocas & Alves Pereira, Madeira counsel to Borrower
M. Oficina Puello Herrera, Dominican Republic counsel to Borrower and Agents
N. Norton Rose, United Kingdom counsel to Borrower
O. Crills, Jersey counsel to Borrower
P. Bell Gully, New Zealand counsel to Borrower and Agents
Q. Hampton Chambers, Barbados counsel to Borrower and Agents
R. Norton Rose — Netherlands, Dutch counsel to Borrower
S. Stewart McKelvey Stirling Scales, Nova Scotia counsel to Borrower

11	LOAN DOCUMENTS
11.1	Amendment No. 1 to Amended and Restated Credit Agreement

11.2	Annex I to Annexes to Amendment No. 1 — Closing Checklist

11.3	Schedule 1.01(d) — Appraised Net Orderly Liquidation Value of Eligible Equipmenta dn the Appraised Fair Market Value of Eligible Real Property

11.4	Schedule 1.01(e) — Locations of Eligible Equipment

11.5	Schedule 3.05(b) — Real Property
12	Amended AND RESTATED REVOLVING NOTES issued by Borrower in favor of:
(a)	Allied Irish

(b)	JP Morgan (f/k/a Bank One

(c)	CIT Group

(d)	Fleet Capital

(e)	GE Capital

(f)	GMAC Commercial

(g)	ING Capital

(h)	LaSalle Business Credit

(i)	Merrill Lynch

(j)	National City

(k)	PNC Bank

(l)	RZB Finance

(m)	UBS Loan Finance

(n)	UPS Capital

(o)	Webster Business Credit

(p)	Wells Fargo Foothill
13	LENDER ADDENDA from each of the following:
(a)	Allied Irish

(b)	JP Morgan (f/k/a Bank One

(c)	CIT Group

(d)	Fleet Capital

(e)	GE Capital

(f)	GMAC Commercial

(g)	ING Capital

(h)	LaSalle Business Credit

(i)	Merrill Lynch

(j)	National City

(k)	PNC Bank

(l)	RZB Finance

(m)	UBS Loan Finance

(n)	UPS Capital

(o)	Webster Business Credit

(p)	Wells Fargo Foothill

14	SECURITY DOCUMENTS
14.1	Master Reaffirmation of Security Documents

14.2	Acknowledgement and Confirmation of Guarantee and Security
15	REAL ESTATE DOCUMENTS

16	CORPORATE AND ORGANIZATIONAL DOCUMENTS
16.1	General Cable Industries, Inc.
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.2	Holdings
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.3	Intermediate Holdings
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in New Jersey

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.4	Marathon Holdings
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.5	Diversified
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.6	MLTC
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.7	Marathon
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Arizona

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.8	Texas Holdings
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Formation and Operating Agreement

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.9	GCC LP
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Formation and Partnership Agreement

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.10	GCC LLC
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Formation and Operating Agreement

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.11	General Cable Technologies

(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.12	Genca
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.13	NextGen
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Formation and Operating Agreement

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.14	Overseas
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Long Form Good Standing from the Secretary of State in Delaware

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.15	General Cable Company (Canada)
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation and By-laws

(b)	Certificate of Status of General Cable Company from the province of Nova Scotia

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.16	del Norte
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation (or Mexican equivalent thereof) and By-laws (or Mexican equivalent thereof)

(b)	Certificate of Long Form Good Standing (or Mexican equivalent thereof)

(c)	Certified copy of Resolutions authorizing the financing and related transactions
16.17	Latinoamerica
(a)	Certification certifying as to the incumbency of authorized signatories and that there has been no change to the Certificate of Incorporation (or Mexican equivalent thereof) and By-laws (or Mexican equivalent thereof)

(b)	Certificates of Foreign Qualification (or Mexican equivalent thereof)

(c)	Certified copy of Resolutions authorizing the financing and related transactions
17	OPINIONS OF COUNSEL
17.1	Opinion of BR, counsel to Borrower

17.2	Opinion of OHH, Canadian counsel to Borrower

17.3	Opinion of Stewart McKelvey Stirling Scales, Nova Scotia counsel to Borrower

17.4	Emails confirmations from foreign counsels to Borrower and Guarantors:
(a)	Barbados

(b)	Dominican Republic

(c)	England

(d)	Jersey

(e)	Madeira

(f)	Mexico

(g)	The Netherlands

(h)	New Zealand

(i)	Spain
18	MISCELLANEOUS CLOSING DOCUMENTS
18.1	Fee Letter

18.2	Post Closing Agreement